                                   EXHIBIT 10.50

                               ROPAK CORPORATION

                      SUPPLEMENTAL EMPLOYEE BENEFITS PLAN

                   (AS AMENDED AND RESTATED DECEMBER 1, 1994)

                                   Article I
                                    Purpose

     It is the purpose of this plan to provide to those individuals upon whom great responsibilities for the successful administration and management of the Company and its subsidiaries rest, and whose past and future contributions to the Company are recognized as critical to the continued success of the Company, provision for certain additional benefits in consideration for their contributions to the Company. The term "Company" as used in this Plan, shall mean and include Ropak Corporation, a Delaware corporation, and its consolidated subsidiary corporations and successors. It is intended that this Plan constitute a Plan "maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, "within the meaning of Section 201 (2) et seq. of the Employee Retirement Income Security Act of 1974. This amended and restated Plan supersedes in its entirety all prior versions of this Plan and all prior Supplemental Employee Benefits Agreements under this Plan.

                                   Article II
                                  Eligibility

2.1      Initial Participants

         The initial participants in the plan shall be the following persons

         1.      W. H. Roper

         2.      R. E. Roper

         3.      C. R. Roper

         4.      R. W. Cameron

         5.      J. R. Connell

         6.      J. R. Dobell

         7.      Ralph Kraft

2.2       Additional Participants

     From time to time the Board of Directors of the Company may designate additional salaried officers and key employees of the Company or any of its subsidiaries to participate in this Plan (hereinafter calld "Participants"). Directors of the Company, who are not also salaried officers or employees of the Company, will not be eligible to receive supplemental benefits.

                                  Article III
                    Supplemental Employee Benefits Agreement

3.1       Supplemental Employee Benefits Agreement

     For each employee who is or who hereafter becomes a participant in this Plan, a "Supplemental Employee Benefits Agreement" shall be attached as an Exhibit to this Plan Document for the purpose of enumerating the benefits payable under this Plan to such Participant. Such Supplemental Employee Benefits Agreements shall be executed or initialed on behalf of the covered Participant by such covered participant, on behalf of the Company by a member of the Board of Directors who is not also a participant of the Plan, and on behalf of the Trustee, by an officer of the Trustee.

3.2       Modifications

     A Supplemental Employee Benefits Agreement may be modified by mutual agreement of the affected Participant and the Company, by means of a written amendment to the Supplemental Employee Benefits Agreements, which amendment shall be delivered to the Trustee and attached by the Trustee as an Exhibit to this plan, together with the Supplemental Employee Benefits Agreement which it purports to modify. No Participant shall be paid any amount from assets of the Trust created hereunder unless such Participant executes a modified Supplemental Employee Benefits Agreement in the form attached hereto as Exhibit
A. For each such Participant, such modified Supplemental Employee Benefits Agreement shall be referred to as the initial 1994 Supplemental Employee Benefits Agreement. Notwithstanding the preceding provisions of this Article III, no modification of Initial 1994 Supplemental Employee Benefits Agreement shall become effective unless and until the Trustee determines that the provisions of such purported modification do not, on an actuarially determined basis as of the date of the purported modification, adversely affect the ability of the Trust to discharge accrued obligations of the Trust (whether or not yet vested) pertaining to this Plan. To the extent determined necessary for this purpose, the Trustee may engage such actuaries as the Trustee deems appropriate, and the reasonable cost of such actuaries shall be borne by the Company.

                                   Article IV
                             Nature of Obligations

4.1      Unsecured General Creditor

     Neither Participants, spouses of Participants nor any other person shall have any legal or equitable rights, interests, or claims in any specific property or assets of the Company, nor shall they be beneficiaries of, or have any rights, claims, or interests in any life insurance policies, annuity contracts, or the proceeds therefrom owned or which may be acquired by the Company ("Policies"). The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay money in the future.

4.2 Trust

     Contemporaneous with the execution of this amendment and restatement of the plan, the company has entered into a trust agreement providing for the creation of a trust to hold assets associated with the liability of this Plan to pay benefits to Participants and beneficiaries. Such trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of Subpart E, Part I Subchapter J, Chapter 1, Subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such intention. Amounts paid by such trust to a Participant shall apply as an offset to any obligations of the Company under this Plan, but under no circumstances shall the existence of such trust or the payment of benefits thereunder relieve the Company from its obligations to finally and fully pay all benefits due a Participant or beneficiary hereunder.


                                   Article V
                                    Vesting

     Each Participant shall become fully vested and have a nonforfeitable interest in his retirement benefits under Article VI upon attainment of age 60 while employed with the Company.

                                   Article VI
                         Payment of Retirement Benefits

     In the case of a participant who has become vested in his or her retirement benefits pursuant to the provisions of Article V, the Company will make monthly installment payments to the Participant pursuant to the Participant's Supplemental Employee Benefits Agreement for a period of ten
(10) consecutive years. Said payments shall begin on the first business day following the Participant's 65th birthday and shall continue on the first business day of each month thereafter until the specified number of installments have been paid. Unless otherwise provided by the express terms of an applicable Supplemental Employee Benefits Agreement, at the election of a Participant who has become vested in accordance with the provisions of Article V, such benefit payments may commence on such earlier date as the Participant designates, provided that (a) such date is on or after the date as of which such Participant's employment terminates for any reason other than death, and (b) the date of the Participant's termination of employment is after the date as of which the Participant became vested pursuant to the provisions of Article V.

                                  Article VII
                          Benefits Payable After Death

7.1      Death Prior to Termination of Employment

     If a Participant dies prior to the termination of his or her employment by the Company, then, in lieu of any other benefit under this Plan, there shall be paid to the designated beneficiary of the Participant, the same number of payments, in the same amount, as would have been payable to the Participant had the Participant retired on his or her 65th birthday and had the Participant then commenced to receive benefits. Benefits payable to beneficiaries of the Participant shall begin on the first business day following the Participant's death and continue on the first business day of each month thereafter until the specified number of installments have been paid.

7.2      Death After Termination of Employment

     If a Participant dies after his or her employment by the Company terminates and after such Participant's retirement benefits under Article VII became vested under Article V and could have commenced, any benefits remaining unpaid shall be paid to the Participants designated beneficiary in installments on such dates and in such amounts as would have been payable to the Participant had the Participant lived.

                                  Article VIII
      Benefits Payable in the Event of Termination for Reasons Other that
                              Retirement or Death

         (A) In the event the employment of a Participant terminates for any reason (other than death) after becoming a Participant but prior to becoming vested in retirement benefits under Article V, the Participant shall be eligible for a Specified severance payment, the total amount of which shall be set forth in the Participant's respective Supplemental Benefits Agreement. No death benefit shall be payable to any person whose death occurs after termination of employment and before vesting occurs in such Participant's retirement benefits except that if such death occurs under such circumstances and prior to the Participant's receipt of his or her severance payment contemplated by this Article VIII and such Participant, such severance payment shall be made to such Participant's designated beneficiary.

         (B) Notwithstanding the preceding provisions of this Article VIII, if the employment of a Participant terminates for any reason (other than death) prior to becoming vested in retirement benefits under Article V but after completion of fifteen anniversary years of service, such participant may elect to receive, for a period of ten (10) consecutive years commencing on the first day of the month following the latter of his termination of employment or his attainment of age 60, a benefit in the annual amount of $25,000. If elected by a participant, such benefit shall be in lieu of any other benefit hereunder (and Article VIII shall not be paid).

                                   Article IX
                                 Beneficiaries

     A Participant may designate one or more primary beneficiaries or contingent beneficiaries to receive all or a specified part of any supplemental benefits which, at the time of his or her death, or termination, may remain unpaid under this Plan and may change or revoke any such designation from time to time. No such designation, change or revocation shall be effective unless executed by the Participant and accepted by the Company during the Participant's lifetime. No such change or revocation will require the consent of any beneficiary theretofore designated by the Participant.

     If a Participant fails to designate a beneficiary, or designates a beneficiary and thereafter revokes such designation without naming another beneficiary, or designates one or more beneficiaries and all such beneficiaries so designated fail to survive the Participant, then the beneficiary of supplemental benefits, or any part thereof as to which the Participant's designation fails, as the case may be, will be the representative of the Participant's estate.

     Unless the Participant has otherwise specified in the beneficiary designation, the beneficiary or beneficiaries designated by the Participant shall become fixed as of the Participant's death so that, if a beneficiary survives a Participant but dies before the receipt of all payments due such beneficiary, such remaining payments will be payable to the representative of such beneficiary's estate.

     Participants and their beneficiaries will not have any transmissible interest in the payments due under this Plan, nor any right to anticipate, dispose of , pledge or encumber the same prior to actual receipt thereof, or shall the same be subject to attachment, garnishment, or execution following judgment or other legal process instituted by a Participant's creditors or any such beneficiary; provided, however, that the balance of a Participant's supplemental benefits payments shall at all times be subject to off-set for debts owed by a Participant to the Company.

                                   Article X
                               Withholding Taxes

     The Company may withhold from any payment made under this Plan (and transmit to the proper taxing authority) such amounts as it may be required to withhold under any federal, state, or other law.

                                   Article XI
                  Effect on Rights and Other Benefit Programs

     The provisions of this Plan do not give the Participant any rights to continue to be retained by the Company. This Plan shall be considered a supplement to any contract of employment, either oral or written, between a Participant and the Company.

     This Plan is in addition to, and not in lieu of, any benefit plan or program in which the Participant may be eligible to participate by reason of his or her association with the Company.

                                  Article XII
                    Binding Effect of Supplemental Benefits

     The rights and obligations created by this Plan shall be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the Participant's beneficiaries, personal representatives, and heirs.

                                  Article XIII
                             Arbitration and Costs

13.1     Right to Arbitration

      Time is of the essence in the resolution of any and all disputes which may arise under this Plan and the determination of whether any payments are due hereunder or the amount or timing thereof. A Participant (or following his or her death, his or her beneficiary) but not the Company, may, but need not, submit any such dispute, disagreement or claim for payment thereunder to arbitration provided herein. In the event that the Company has previously commenced an action or proceeding in any court against a Participant or surviving beneficiary, whether with respect to a dispute, disagreement or claim for payment under this Plan or otherwise, but need not, apply to a court of competent jurisdiction, within ninety (90) days following receipt of service of a summons and complaint or the equivalent thereof, for an order discussing or staying (pending the final completion of arbitration as provided in this Article XIII) all or so much of such action proceeding as affects or relates to a dispute, disagreement or claim for payment under this Plan or relieving the Participant or surviving beneficiary of any obligation to file an affirmative defense or counterclaim in such action or proceeding to the extent the same affects or relates to a dispute, disagreement or claim for payment under this Plan.

     The Company hereby consents to the issuance of such an order, upon such application, with respect to any aspect of the action, proceeding, defense or counterclaim which the Participant or surviving beneficiary demonstrates to the court's satisfaction may reasonably affect or relate to any dispute, disagreement or claim for payment under this Plan. Any such order may be conditioned upon the prompt initiation of arbitration by the Participant or surviving beneficiary in accordance with this Article XIII.

13.2     Initiation of Arbitration

     A Participant or surviving beneficiary who intends to initiate arbitration hereunder shall first deliver to the Company in writing a claim for payment under the Plan setting forth in reasonable detail the basis for and calculation of the claim or proposed resolution of any other dispute or disagreement that may exist.

     If the Company does not deliver to the Participant or surviving beneficiary cash or a certified or bank cashier's check in the full amount of the claim for payment, or does not deliver a written, unconditional acceptance of the proposed resolution within ten (10) days following delivery of the claim for payment or proposed resolution or upon entry of an order of a court as provided in Section 13.1 hereof, the Participant or surviving beneficiary may deliver to the Company a written list of three (3) proposed arbitrators each of whom must be either (a) a member in good standing of the American Arbitration Association residing in the State of California, or (b) a retired judge of the California Supreme Court, the California Court of Appeals, The United States District Court for the Central or Southern Districts of California or the United States Court of Appeals for the Ninth Circuit, provided however, that any such judge must then reside in the State of California. Within seven (7) days following delivery of such list, the Company shall select one (1) of the proposed arbitrators as the arbitrator for the dispute, disagreement or claim for payment in question said shall, within said seven (7) day period, deliver written notice of such selection to the Participant or surviving beneficiary. If the Company fails to deliver such written notice within said period, the Participant or surviving beneficiary shall select one (1) of the proposed arbitrators, promptly deliver notice thereof to the Company, and such selection shall be binding upon the Company.

13.3     Conduct of Arbitration

     The arbitration proceeding shall commence within seven (7) days following selection of the arbitrator, or as soon thereafter as possible, and shall proceed with all due diligence. No continuance or postponement of the arbitration shall be granted to the Company without the consent of the Participant or surviving beneficiary. Absence from or the failure to participate in any hearing or session of the arbitration by the Company shall not prevent the issuance of an award. Without the consent of the Participant or surviving beneficiary, no arbitration hearing or session shall be conducted outside Orange County, California. The arbitration shall be conducted in accordance with such rules and procedures as may be determined by the arbitrator. The arbitrator may determine when sufficient evidence has been submitted to permit the issuance of an award.

     The arbitrator's award shall be issued in writing as expeditiously as possible and in no event more than thirty (30) days following the arbitrator's determination that sufficient evidence has been received. The arbitrator may, if he or she deems it necessary to the issuance of an award, engage the service of an accountant, actuary or other expert to advise and assist in the arbitration. No decision by the Company or the Trustee in this regard shall be entitled to any deference in such arbitration.

13.4     Arbitration Award

     The arbitrator may order the Company to take, or to refrain from taking, any action and may make a monetary award to the Participant or surviving beneficiary. The Company acknowledges that in the event it should breach the provisions of this Plan, it will be extremely difficult, if not impossible, to calculate the amount of consequential or extracontractual damages suffered by a Participant or surviving beneficiary. Consequently, the Company agrees that
(a) if the arbitrator makes a monetary award of any amount to the Participant or surviving beneficiary, the arbitrator shall also award the Participant or surviving beneficiary and additional amount equal twenty-five percent (25%) of the monetary award but in no event less than ten thousand dollars ($10,000), and (b) if the arbitrator does not make a monetary award to the Participant or surviving beneficiary but makes an affirmative finding the the Company has breached the provisions of this Plan or orders the Company to take, or refrain from taking, any action, the arbitrator shall award the Participant or surviving beneficiary ten thousand dollars ($10,000). All amounts so awarded shall constitute additional benefits under this plan. Any monetary award, and any additional awards, shall bear interest at a rate determined by the arbitrator, that any payment should have been made by the Company to the Participant or surviving beneficiary.

     The arbitrator shall order the losing party in the arbitration to pay for the costs of the arbitration, including, without limitation, the arbitrator's fee and expenses, and to reimburse the prevailing party for all reasonable expenses incurred by him or her or it in connection with the arbitration (and any action necessary to dismiss or stay a pending action or proceeding) including, without limitation, the fees and expenses of counsel, accountants, actuaries or other experts reasonably employed (but excluding, in the case of the Company, the value of any time devoted to the arbitration by its Participants); provided, however, that the Participant or surviving beneficiary shall be deemed to be the prevailing party if the arbitrator (a) finds that the Company has breached the provisions of this Plan or orders the Company to take, or to refrain from taking, any action or (b) has made a monetary award of any amount to the Participant or surviving beneficiary, and provided further, however that in no event shall the losing party be required to reimburse the prevailing party for its expenses in an amount in excess of the amount of expenses incurred by the losing party (including, if the Company is the losing party, the value of the time devoted to the arbitration by its Participants).

     The arbitration award, the additional award, interest, the costs of the arbitration and the reimbursement of the expenses of the prevailing party shall be due and payable in cash or by certified or bank cashier's check five (5) days following the issuance of the award.

13.5     Enforcement of the Award

     The award of the arbitrator shall be final, binding and conclusive upon the parties and shall not be subject to judicial review, except as set forth in Sections 1286.2 and 1286.6 of the California Code of Civil Procedure or any successor statute thereto. Any party may apply to a court of competent jurisdiction for confirmation or enforcement of such award.

13.6     No Amendment

         Notwithstanding any other provision of this Plan, including, without limitation, Article XIV hereof, this Article XIII may not be amended, modified, canceled or terminated, whether or part of the termination of the Plan or otherwise, as to any Participant without the prior written consent of such Participant (or the consent of the surviving beneficiary of a deceased Participant).


                                  Article XIV
                           Amendment and Termination

      The Board of Directors of the Company may terminate the Plan, or make such changes in it and additions to it as the Board of Directors shall deem advisable; provided, however, that no termination or amendment of the Plan may, without the consent of the Participant terminate the Participant's benefits under the Plan or materially and adversely affect the Participant's rights under the Plan. In no event shall benefits payable under this Plan offset any other benefits or compensation generally payable to Participants or to a reasonably ascertainable class of Participants of which the Participant is a member.

                                   Article XV
                                Controlling Law

      This Plan shall be construed and the legal relations between the parties determined in accordance with the laws of the State of California to the extent that such law is not preempted by federal law.


                                  Article XVI
                             Effective Date of Plan

      This Plan has been adopted by the Company in 1987 and the first year of this Plan shall be the fiscal year ending December 31, 1987.

         IN WITNESS WHEREOF, this restatement of the Plan has been duly adopted and reccommended to the Board of Directors, on behalf of, the Company, as of December 1, 1994, by the duly authorized representatives of the Company whose signatures appear below.

ROPAK CORPORATION

By:  /s/ WILLIAM ROPER                          By:  /s/ RONALD CAMERON
    ---------------------                           --------------------
       William H. Roper                                  Ronald Cameron

Title: Chairman and CEO                         Title: Chief Financial Officer

By:  /s/ GARY MONTGOMERY
    ---------------------
         Gary Montgomery

Title: Director Human Resources and Quality Management

                    SUPPLEMENTAL EMPLOYEE BENEFITS AGREEMENT

                   UNDER SUPPLEMENTAL EMPLOYEE BENEFITS PLAN

                              Mr. William H. Roper


                                        Effective December 1, 1994

          ROPAK CORPORATION, a California corporation, (the "Company") hereby grants to Mr. William H. Roper (the "Employee"), pursuant to the Supplemental Employee Benefits Plan (the "Plan") of the Company and its subsidiaries, all of the supplemental and severance payment benefits outlined below and provided for Mr. Roper by the Company pursuant to the terms and conditions set forth in the Plan and hereinafter:

         1. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and provide the Employee with the following retirement benefits pursuant to Article VI or
                 Article VII of the Plan:

                 a.   Pre-retirement death benefit under Article VII.........       $25,000 per year;

                 b.   Retirement benefit under Article VI....................       $25,000 per year.

                 These pre-retirement and post-retirement benefits are expressed on a yearly basis and shall be payable for ten (10) years. Payment terms shall be governed by the terms of the Plan.

         2. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and, except as provided in paragraph (B) of Article VIII, in the event of termination of employment of the Employee for any reason other than death prior to becoming vested in retirement benefits under Articles V and VI, the Company shall pay to the Employee a one-time specified severance payment pursuant to Article VIII of the Plan as follows:

                 Severance Payment Schedule
                 --------------------------

                      If termination
                   occurs on or before
                 December 31 of the year:                                 Severance Payment
                 ------------------------                                 -----------------

                 Any severance payment required hereunder shall be payable within thirty (30) days after termination of employment.

This Supplemental Employee Benefits Agreement supersedes all prior Supplemental Employee Benefits Agreement covering Employee pursuant to the current or any prior version of the Plan.

                                        ROPAK CORPORATION

                                        By:  /s/ GARY MONTGOMERY
                                            -------------------------


                                        By:  /s/ RONALD CAMERON
                                            -------------------------



                                         EMPLOYEE

                                             /s/ WILLIAM ROPER
                                         ----------------------------

ATTEST:

 /s/ RALPH R. KRAFT
-----------------------------

                               ROPAK CORPORATION

                    SUPPLEMENTAL EMPLOYEE BENEFITS AGREEMENT

                   UNDER SUPPLEMENTAL EMPLOYEE BENEFITS PLAN

                              Mr. C. Richard Roper


                                        Effective December 1, 1994

          ROPAK CORPORATION, a California corporation, (the "Company") hereby grants to Mr. C. Richard Roper (the "Employee") , pursuant to the Supplemental Employee Benefits Plan (the "Plan") of the Company and its subsidiaries, all of the supplemental and severance payment benefits outlined below and provided for Mr. Roper by the Company pursuant to the terms and conditions set forth in the Plan and hereinafter:

         1. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and provide the Employee with the following retirement benefits pursuant to Article VI or
                 Article VII of the Plan:

                 a.    Pre-retirement death benefit under Article VII.........    $25,000 per year;

                 b.    Retirement benefit under Article VI....................    $25,000 per year.

                 These pre-retirement and post-retirement benefits are expressed on a yearly basis and shall be payable for ten (10) years. Payment terms shall be governed by the terms of the Plan.

         2. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and, except as provided in paragraph (B) of Article VIII, in the event of termination of employment of the Employee for any reason other than death prior to becoming vested in retirement benefits under Articles V and VI, the Company shall pay to the Employee a one-time specified severance payment pursuant to Article VIII of the Plan as follows:

                 Severance Payment Schedule
                 --------------------------

                      If termination
                   occurs on or before
                 December 31 of the year:                                 Severance Payment
                 -----------------------                                  -----------------

                 Any severance payment required hereunder shall be payable within thirty (30) days after termination of employment.

This Supplemental Employee Benefits Agreement supersedes all prior Supplemental Employee Benefits Agreement covering Employee pursuant to the current or any prior version of the Plan.

                                        ROPAK CORPORATION

                                        By:  /s/ GARY MONTGOMERY
                                            -------------------------


                                        By:  /s/ RONALD CAMERON
                                            -------------------------



                                        EMPLOYEE

                                         /s/ C. RICHARD ROPER
                                        ------------------------------

ATTEST:

 /s/ JUDY PANTON
-----------------------------

                               ROPAK CORPORATION

                    SUPPLEMENTAL EMPLOYEE BENEFITS AGREEMENT

                   UNDER SUPPLEMENTAL EMPLOYEE BENEFITS PLAN

                              Mr. JAMES R. DOBELL


                                        Effective December 1, 1994

          ROPAK CORPORATION, a California corporation, (the "Company") hereby grants to Mr. James R. Dobell (the "Employee") , pursuant to the Supplemental Employee Benefits Plan (the "Plan") of the Company and its subsidiaries, all of the supplemental and severance payment benefits outlined below and provided for Mr. Dobell by the Company pursuant to the terms and conditions set forth in the Plan and hereinafter:

         1. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and provide the Employee with the following retirement benefits pursuant to Article VI or
                 Article VII of the Plan:

                 a.   Pre-retirement death benefit under Article VII.........          $67,500 per year;

                 b.   Retirement benefit under Article VI....................          $67,500 per year.

                 These pre-retirement and post-retirement benefits are expressed on a yearly basis and shall be payable for ten (10) years. Payment terms shall be governed by the terms of the Plan.

         2. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and, except as provided in paragraph (B) of Article VIII, in the event of termination of employment of the Employee for any reason other than death prior to becoming vested in retirement benefits under Articles V and VI, the Company shall pay to the Employee a one-time specified severance payment pursuant to Article VIII of the Plan as follows:

                 Severance Payment Schedule
                 --------------------------

                      If termination
                   occurs on or before
                 December 31 of the year:                                 Severance Payment
                 ------------------------                                 -----------------
                           1995                                                 $47,724
                           1996                                                  51,541
                           1997                                                  55,665
                           1998                                                  60,118

                           1999                                                   64,927
                           2000                                                   70,122
                           2001                                                   75,731
                           2002                                                   81,790
                           2003                                                   88,333
                           2004                                                   95,400
                           2005                                                  103,032
                           2006                                                  111,274
                           2007                                                  120,176
                           2008                                                  129,790
                           2009                                                  140,173

                 Any severance payment required hereunder shall be payable within thirty (30) days after termination of employment.

This Supplemental Employee Benefits Agreement supersedes all prior Supplemental Employee Benefits Agreement covering Employee pursuant to the current or any prior version of the Plan.

                                        ROPAK CORPORATION

                                        By:  /s/ GARY MONTGOMERY
                                            --------------------------


                                        By:  /s/ RONALD CAMERON
                                            --------------------------



                                        EMPLOYEE

                                             /s/ JAMES R. DOBELL
                                        ------------------------------


ATTEST:

 /s/ JUDY PANTON
-----------------------------

                               ROPAK CORPORATION

                    SUPPLEMENTAL EMPLOYEE BENEFITS AGREEMENT

                   UNDER SUPPLEMENTAL EMPLOYEE BENEFITS PLAN

                              Mr. James R. Connell

                                        Effective December 1, 1994

          ROPAK CORPORATION, a California corporation, (the "Company") hereby grants to Mr. James R. Connell (the "Employee"), pursuant to the Supplemental Employee Benefits Plan (the "Plan") of the Company and its subsidiaries, all of the supplemental and severance payment benefits outlined below and provided for Mr. Connell by the Company pursuant to the terms and conditions set forth in the Plan and hereinafter:

         1. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and provide the Employee with the following retirement benefits pursuant to Article VI or
                 Article VII of the Plan:

                 a.    Pre-retirement death benefit under Article VII.........      $25,600 per year;

                 b.    Retirement benefit under Article VI....................      $25,600 per year.

                 These pre-retirement and post-retirement benefits are expressed on a yearly basis and shall be payable for ten (10) years. Payment terms shall be governed by the terms of the Plan.

         2. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and, except as provided in paragraph (B) of Article VIII, in the event of termination of employment of the Employee for any reason other than death prior to becoming vested in retirement benefits under Articles V and VI, the Company shall pay to the Employee a one-time specified severance payment pursuant to Article VIII of the Plan as follows:

                 Severance Payment Schedule
                 --------------------------

                      If termination
                   occurs on or before
                 December 31 of the year:                                 Severance Payment
                 -----------------------                                  ----------------
                           1995                                                 $ 46,115
                           1996                                                   49,804

                           1997                                                   53,789
                           1998                                                   58,092

                 Any severance payment required hereunder shall be payable within thirty (30) days after termination of employment.

This Supplemental Employee Benefits Agreement supersedes all prior Supplemental Employee Benefits Agreement covering Employee pursuant to the current or any prior version of the Plan.

                                        ROPAK CORPORATION

                                        By:  /s/ GARY MONTGOMERY
                                            -------------------------


                                        By:  /s/ RONALD CAMERON
                                            -------------------------



                                        EMPLOYEE

                                            /s/ JAMES R. CONNELL
                                        -----------------------------


ATTEST:

 /s/ JUDY PANTON
-----------------------------

                               ROPAK CORPORATION

                    SUPPLEMENTAL EMPLOYEE BENEFITS AGREEMENT

                   UNDER SUPPLEMENTAL EMPLOYEE BENEFITS PLAN

                               Mr. RONALD CAMERON


                                        Effective December 1, 1994

          ROPAK CORPORATION, a California corporation, (the "Company") hereby grants to Mr. Ronald Cameron (the "Employee"), pursuant to the Supplemental Employee Benefits Plan (the "Plan") of the Company and its subsidiaries, all of the supplemental and severance payment benefits outlined below and provided for Mr. Cameron by the Company pursuant to the terms and conditions set forth in the Plan and hereinafter:

         1. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and provide the Employee with the following retirement benefits pursuant to Article VI or
                 Article VII of the Plan:

                 a.    Pre-retirement death benefit under Article VII.........    $25,000 per year;

                 b.    Retirement benefit under Article VI....................    $25,000 per year.

                 These pre-retirement and post-retirement benefits are expressed on a yearly basis and shall be payable for ten (10) years. Payment terms shall be governed by the terms of the Plan.

         2. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and, except as provided in paragraph (B) of Article VIII, in the event of termination of employment of the Employee for any reason other than death prior to becoming vested in retirement benefits under Articles V and VI, the Company shall pay to the Employee a one-time specified severance payment pursuant to Article VIII of the Plan as follows:

                 Severance Payment Schedule
                 --------------------------

                      If termination
                   occurs on or before
                 December 31 of the year:                                 Severance Payment
                 ------------------------                                 -----------------

                 Any severance payment required hereunder shall be payable within thirty (30) day after termination of employment.

This Supplemental Employee Benefits Agreement supersedes all prior Supplemental Employee Benefits Agreement covering Employee pursuant to the current or any prior version of the Plan.

                                        ROPAK CORPORATION

                                        By:  /s/ GARY MONTGOMERY
                                            -------------------------


                                        By:  /s/ RONALD CAMERON
                                            -------------------------



                                        EMPLOYEE

                                        By:  /s/ RONALD CAMERON
                                            -------------------------


ATTEST:

 /s/ JUDY PANTON
-----------------------------

                               ROPAK CORPORATION

                    SUPPLEMENTAL EMPLOYEE BENEFITS AGREEMENT

                   UNDER SUPPLEMENTAL EMPLOYEE BENEFITS PLAN

                              Mr. Robert E. Roper


                                            Effective December 1, 1994

          ROPAK CORPORATION, a California corporation, (the "Company") hereby grants to Mr. Robert E. Roper (the "Employee") , pursuant to the Supplemental Employee Benefits Plan (the "Plan") of the Company and its subsidiaries, all of the supplemental and severance payment benefits outlined below and provided for Mr. Roper by the Company pursuant to the terms and conditions set forth in the Plan and hereinafter:

         1. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and provide the Employee with the following retirement benefits pursuant to Article VI or
                 Article VII of the Plan:

                 a.    Pre-retirement death benefit under Article VII.........   $25,000 per year;

                 b.    Retirement benefit under Article VI....................   $25,000 per year.

                 These pre-retirement and post-retirement benefits are expressed on a yearly basis and shall be payable for ten (10) years. Payment terms shall be governed by the terms of the Plan.

         2. This Supplemental Employee Benefits grant shall be effective as of the date set forth above and, except as provided in paragraph (B) of Article VIII, in the event of termination of employment of the Employee for any reason other than death prior to becoming vested in retirement benefits under Articles V and VI, the Company shall pay to the Employee a one-time specified severance payment pursuant to Article VIII of the Plan as follows:

                 Severance Payment Schedule
                 -------------------------

                      If termination
                   occurs on or before
                 December 31 of the year:                                 Severance Payment
                 -----------------------                                  -----------------

                 Any severance payment required hereunder shall be payable within thirty (30) days after termination of employment.

This Supplemental Employee Benefits Agreement supersedes all prior Supplemental Employee Benefits Agreement covering Employee pursuant to the current or any prior version of the Plan.

                                        ROPAK CORPORATION

                                        By:  /s/ GARY MONTGOMERY
                                            -------------------------


                                        By:  /s/ RONALD CAMERON
                                            -------------------------



                                        EMPLOYEE

                                        By:  /s/ ROBERT E. ROPER
                                            -------------------------


ATTEST:

    /s/ ROBERT K. ROPER
-----------------------------